                                                                                          Exhibit 99

                         Form 3 Joint Filer Information

Date of Event Requiring Statement:           September 1, 2009

Issuer Name and Ticker or Trading Symbol:    ArthroCare Corporation, ARTC

Designated Filer:                            OEP AC Holdings, LLC

Other Joint Filers:                          One Equity Partners III, L.P.
                                             320 Park Avenue, 18th Floor
                                             New York, NY 10022

                                             OEP General Partner III, L.P.
                                             320 Park Avenue, 18th Floor
                                             New York, NY 10022

                                             OEP Holding Corporation
                                             320 Park Avenue, 18th Floor
                                             New York, NY 10022

Signatures:                                  ONE EQUITY PARTNERS III, L.P.

                                             By: OEP General Partner III, L.P.
                                             as its General Partner

                                             By: OEP Holding Corporation
                                             as its General Partner

                                             By: /s/ Christian P. Ahrens
                                                 ------------------------------
                                             Name: Christian P. Ahrens
                                             Title: Managing Director

                                             OEP GENERAL PARTNER III, L.P.

                                             By: OEP Holding Corporation
                                             as its General Partner

                                             By: /s/ Christian P. Ahrens
                                                 ------------------------------
                                             Name: Christian P. Ahrens
                                             Title: Managing Director

                                             OEP HOLDING CORPORATION

                                             By: /s/ Christian P. Ahrens
                                                 ------------------------------
                                             Name: Christian P. Ahrens
                                             Title: Managing Director